UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2011

CENTURY PROPERTIES FUND XVII, LP

(Exact name of Registrant as specified in its charter)

Delaware	0-11137	94-2782037
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Century Properties Fund XVII, LP (the “Registrant”), a Delaware limited partnership, owns a 100% interest in Apartment Lodge 17A LLC, a Colorado limited liability company (the “Company”). The Company owned Hampden Heights Apartments (“Hampden Heights”), a 376-unit apartment complex located in Denver, Colorado. The assets and liabilities of Hampden Heights were allocated solely to the holders of the Series B Units of the Registrant for all purposes. On July 22, 2011, the Company sold Hampden Heights to a third party, FF Realty LLC, a Delaware limited liability company (the “Purchaser”), for a total sales price of $22,750,000. The Registrant continues to own and operate three other investment properties, all of which are allocated solely to the holders of Series A Units of the Registrant for all purposes.

In accordance with the terms of the Amended and Restated Limited Partnership Agreement of the Registrant, the Registrant’s managing general partner is currently evaluating the cash requirements of the Registrant to determine what portion of the net sales proceeds, if any, will be available to distribute to the holders of Series B Units of the Registrant.

Item 9.01   Financial Statements and Exhibits

(b) Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflect the operations of the Registrant as if Hampden Heights had been sold on January 1, 2010.

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant’s Quarterly Report on Form 10-Q for the period ended March 31, 2011 and the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

PRO FORMA BALANCE SHEET

(in thousands)

March 31, 2011

All other assets	$ 1,610
Investment properties, net	14,095
Total Assets	$ 15,705

All other liabilities	$ 5,675
Mortgage notes payable	45,832
Partners’ deficit	(35,802)
Total Liabilities and Partners’ Deficit	$ 15,705

PRO FORMA STATEMENTS OF OPERATIONS

(in thousands, except per unit data)

	Three Months Ended	Year Ended
	March 31, 2011	December 31, 2010

Total revenues	$ 2,511	$ 10,030
Total expenses	(2,857)	(11,936)
Casualty gain	--	36
Net loss	$ (346)	$ (1,870)
Net loss per limited partnership unit	$ (4.07)	$ (21.99)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY PROPERTIES FUND XVII, LP

By:  Fox Partners

Its General Partner

By:  Fox Capital Management Corporation

Its Managing General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Senior Director of Partnership Accounting

Date: July 28, 2011